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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 30, 2003

                       NOMURA ASSET ACCEPTANCE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                    333-48481                35-3672336
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   (STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
         OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)

Two World Financial
Center, Building B,
21st Floor, New York,
New York                                                    10281
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       (ADDRESS OF PRINCIPAL                              (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 667-9300.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of July 1, 2003 among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, Option One Mortgage Corporation, as Servicer, and JP Morgan Chase Bank, as Trustee and Custodian.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 14, 2003

                                   NOMURA ASSET ACCEPTANCE
                                   CORPORATION


                                   By:     /s/ Matthew Bromberg
                                        -------------------------------
                                   Name:   Matthew Bromberg
                                   Title:  Secretary






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                                  EXHIBIT INDEX



                  Item 601 (a) of         Sequentially
Exhibit           Regulation S-K          Numbered
Number            Exhibit No.             Description                    Page
------            -----------             -----------                    ----
1                 4                       Pooling and Servicing          5
                                          Agreement




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                                    EXHIBIT 1